Exhibit 99.1

National Commerce Corporation Announces Second Quarter 2018 Earnings

BIRMINGHAM, AL (July 24, 2018) (GLOBE NEWSWIRE) -- National Commerce Corporation (Nasdaq: NCOM) (“NCC” or the “Company”), the parent company of National Bank of Commerce (“NBC”), today reported second quarter 2018 net income to common shareholders of $10.7 million, compared to $6.4 million for the second quarter of 2017. Diluted net earnings per share were $0.61 in the second quarter of 2018, compared to $0.52 in the first quarter of 2018 and $0.48 in the second quarter of 2017.

“We are pleased to report our second quarter results,” said Richard Murray, IV, President and Chief Executive Officer of the Company. “While we had good earnings performance, higher loan payoffs offset solid loan production during the quarter, resulting in lower overall loan growth. Our 4.8% annualized growth in average loans for the quarter is below our long-term expectation. However, we did have a good quarter of deposit growth. We also remain pleased with our asset quality.”

During the second quarter of 2018, the Company announced the execution of a definitive agreement to acquire Landmark Bancshares, Inc. (“Landmark”) and its wholly owned subsidiary, First Landmark Bank, headquartered in Marietta, Georgia. While all required regulatory approvals with respect to the transaction have been received, the transaction remains subject to the approval of Landmark’s shareholders and the satisfaction or waiver of certain other closing conditions.  On July 1, 2018, the Company also successfully completed its previously announced acquisition of Premier Community Bank of Florida (“Premier”), headquartered in Bradenton, Florida.  Because the acquisition of Premier occurred after the end of the quarter, the Company’s reported results for the second quarter do not include the results of operations of Premier.

Several important measures from the second quarter of 2018 are as follows:

●

Net Interest Margin (taxable equivalent) of 4.77% for the second quarter of 2018, compared to 4.80% for the first quarter of 2018 and 4.34% for the second quarter of 2017.  The second quarter 2018 margin decreased 0.03% compared to the first quarter of 2018. Loan yields during the second quarter of 2018 were higher due to an increase in interest rates during the second quarter of 2018. Excluding the impact of accretion from both periods, the 2018 second quarter margin would have been 4.50%, and the 2018 first quarter margin would have been 4.45%. The higher loan yields during the second quarter of 2018 compared to the 2018 first quarter were offset by an increase in the rate paid on interest-bearing liabilities of 0.17%.

●	Return on Average Assets (“ROAA”) of 1.36% for the second quarter of 2018, compared to 1.18% for the first quarter of 2018 and 1.06% for the second quarter of 2017.

●	Return on Average Tangible Common Equity (“ROATCE”) of 12.73% for the second quarter of 2018, compared to 11.27% for the first quarter of 2018 and 11.49% for the second quarter of 2017.

●

Second quarter 2018 loan growth (excluding mortgage loans held-for-sale) of $16.5 million. Excluding factored receivables in the Company’s factoring subsidiary, Corporate Billing, LLC, second quarter 2018 loan growth was approximately $11.3 million.

●	Deposits increased $92.2 million during the second quarter of 2018.

●	$149.6 million in 2018 second quarter mortgage production, compared to $114.9 million during the first quarter of 2018 and $133.1 million during the second quarter of 2017.

●	$309.5 million in 2018 second quarter purchased volume in the factoring division, compared to $283.0 million for the first quarter of 2018 and $251.0 million for the second quarter of 2017.

●	Non-acquired non-performing assets of $1.0 million at June 30, 2018, a decrease from $1.1 million at March 31, 2018 and $1.2 million at June 30, 2017.

●

Annualized net charge-offs of 0.11% of average loans outstanding for the second quarter of 2018, compared to net charge-offs of 0.08% for the first quarter of 2018 and 0.07% for the second quarter of 2017.

●	Provision for loan losses of $856 thousand for the second quarter of 2018, compared to $1.3 million for the first quarter of 2018 and $1.2 million for the second quarter of 2017.

●	Ending tangible book value per share of $19.86.

●	Ending book value per share of $29.97.

The Company will host a live audio webcast conference call beginning at 8:30 a.m. Central Time on July 25, 2018 to discuss earnings and operating results for the 2018 second quarter. Investors may call in (toll free) by dialing (844) 296-8205 (conference ID 5084466).  A replay of the conference call will be available until July 27, 2018 and can be accessed by dialing (855) 859-2056.

Investors who plan to participate in the live webcast of the conference call should access the webcast by visiting www.nationalbankofcommerce.com, and then clicking on the “Investor Relations” link under the “Learn More” tab located on that webpage.  A replay of the webcast will be available on the website for one year.  A copy of the news release will also be available at the same location.

Use of Non-GAAP Financial Measures

Some of the financial measures presented in this press release and included in the accompanying unaudited financial statements are not measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, return on average tangible common equity, tangible book value per share, efficiency ratio and operating efficiency ratio. The Company’s management uses the non-GAAP financial measures set forth below in its analysis of the Company’s performance.

●	“Tangible common equity” is defined as total shareholders’ equity less goodwill, other intangible assets and minority interest not included in intangible assets.

●	“Average tangible common equity” is defined as the average of tangible common equity for the applicable period.

●	“Return on average tangible common equity,” or ROATCE, is defined as net income available to common shareholders divided by average tangible common equity.

●

“Tangible book value per share” is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period to period in book value per share, exclusive of changes in intangible assets.

The Company’s management believes that these measures, each of which utilizes the concept of tangible common equity rather than total common equity, provide useful information to management and investors because they eliminate the impact of goodwill and other intangible assets created in an acquisition. These measures are commonly used by investors when assessing financial institutions.

●

“Efficiency ratio” is defined as noninterest expense divided by operating revenue (which is equal to net interest income plus noninterest income), excluding one-time gains and losses on sales of securities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

●

“Operating efficiency ratio” is defined as noninterest expense divided by operating revenue, excluding one-time gains and losses on sales of securities and one-time gains and expenses related to merger and acquisition activities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

The Company’s management believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company’s financial condition, results of operations and cash flows computed in accordance with GAAP; however, the Company acknowledges that the non-GAAP financial measures have a number of limitations. As such, the Company cautions readers that these disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and that these disclosures are not necessarily comparable to non-GAAP financial measures that other companies use. These non-GAAP financial measures exclude various items detailed in the attached “Non-GAAP Reconciliation.”

About National Commerce Corporation

National Commerce Corporation (Nasdaq: NCOM), a Delaware corporation, is a financial holding company headquartered in Birmingham, Alabama.  Its wholly-owned subsidiary, National Bank of Commerce, provides a broad array of financial services for commercial and consumer customers through seven full-service banking offices in Alabama, twenty-five full-service banking offices in Florida and two full-service banking offices in the Atlanta, Georgia metro area.  National Bank of Commerce conducts business under a number of trade names unique to its local markets, including United Legacy Bank, Reunion Bank of Florida, Private Bank of Buckhead, Private Bank of Decatur, PrivatePlus Mortgage, Patriot Bank, FirstAtlantic Bank and Premier Community Bank of Florida.

Additionally, National Bank of Commerce owns a majority stake in Corporate Billing, LLC, a transaction-based finance company headquartered in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers throughout the United States and parts of Canada.

National Commerce Corporation files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about National Commerce Corporation and National Bank of Commerce may be obtained at www.nationalbankofcommerce.com.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2017 and described in any subsequent reports that NCC has filed with the SEC. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, and these statements should not be relied upon as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Contact:

National Commerce Corporation

William E. Matthews, V	Lowell Womack, Jr.
Vice Chairman and Chief Financial Officer	Director of Financial Reporting
(205) 313-8100	(205) 313-8100

NATIONAL COMMERCE CORPORATION
Unaudited Financial Highlights
(In thousands, except share and per share amounts and percentages or as otherwise noted)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Earnings Summary
Interest income	$37,713	$36,320	$30,224	$28,202	$26,466
Interest expense	4,310	3,420	2,824	2,561	2,513
Net interest income	33,403	32,900	27,400	25,641	23,953
Provision for loan losses	856	1,318	1,478	1,105	1,155
Gain (loss) on sale of securities	2	191	(119)	-	28
Other noninterest income (1)	4,673	4,517	4,744	4,546	5,072
Merger/conversion-related expenses (2)	542	2,396	1,172	417	344
Other noninterest expense (3)	22,077	21,579	17,838	17,570	17,393
Income before income taxes	14,603	12,315	11,537	11,095	10,161
Income tax expense	3,303	2,776	3,890	3,828	3,281
Deferred tax asset write-down	-	-	6,231	-	-
Total income tax expense	3,303	2,776	10,121	3,828	3,281
Net income before minority interest	11,300	9,539	1,416	7,267	6,880
Net income attributable to minority interest	616	456	413	570	431
Net income to common shareholders	$10,684	$9,083	$1,003	$6,697	$6,449

Weighted average common and diluted shares outstanding
Basic	17,236,525	17,209,551	14,783,597	14,300,974	13,190,582
Diluted	17,642,926	17,612,298	15,173,984	14,679,546	13,551,745

Net earnings per common share
Basic	$0.62	$0.53	$0.07	$0.47	$0.49
Diluted	$0.61	$0.52	$0.07	$0.46	$0.48

	June 30,	March 31,	December 31,	September 30,	June 30,
Selected Performance Ratios	2018	2018	2017	2017	2017
Return on average assets (ROAA) (4)	1.36%	1.18%	0.15%	1.08%	1.06%
Return on average equity (ROAE)	8.39	7.35	0.99	7.06	7.86
Return on average tangible common equity (ROATCE)	12.73	11.27	1.41	9.94	11.49
Net interest margin - taxable equivalent	4.77	4.80	4.63	4.58	4.34
Efficiency ratio	59.40	64.08	59.14	59.59	61.11
Operating efficiency ratio (3)	57.98	57.67	55.49	58.20	59.92
Noninterest income / average assets (annualized)	0.60	0.59	0.72	0.73	0.83
Noninterest expense / average assets (annualized)	2.88	3.12	2.88	2.90	2.91
Yield on loans	5.74	5.66	5.45	5.45	5.38
Cost of total deposits	0.60%	0.47%	0.43%	0.41%	0.40%

	June 30,	March 31,	December 31,	September 30,	June 30,
Factoring Metrics	2018	2018	2017	2017	2017
Recourse purchased volume	$127,680	$115,970	$108,628	$104,304	$101,295
Non-recourse purchased volume	181,835	167,015	158,565	155,157	149,740
Total purchased volume	$309,515	$282,985	$267,193	$259,461	$251,035
Average turn (days)	42.85	42.25	43.59	41.11	38.47
Net charge-offs / total purchased volume	0.06%	0.14%	0.18%	0.05%	0.12%
Average discount rate	1.63%	1.64%	1.59%	1.58%	1.52%

	June 30,	March 31,	December 31,	September 30,	June 30,
Mortgage Metrics	2018	2018	2017	2017	2017
Total production ($)	$149,640	$114,850	$120,969	$122,656	$133,063
Refinance (%)	17.0%	27.8%	22.1%	23.6%	24.0%
Purchases (%)	83.0%	72.2%	77.9%	76.4%	76.0%

NATIONAL COMMERCE CORPORATION
Unaudited Financial Highlights
(In thousands, except share and per share amounts and percentages or as otherwise noted)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
Balance Sheet Highlights	2018	2018	2017	2017	2017
Cash and cash equivalents	$217,773	$132,825	$235,288	$134,549	$224,760
Total investment securities	161,542	169,868	111,396	111,158	101,569
Mortgage loans held-for-sale	24,455	21,077	29,191	15,278	19,482
Acquired purchased credit-impaired loans	26,942	29,359	25,696	26,924	21,065
Acquired non-purchased credit-impaired loans	714,359	783,556	538,276	561,118	490,198
Nonacquired loans held for investment (5)	1,614,376	1,531,475	1,455,376	1,349,254	1,252,970
CBI loans (factoring receivables)	141,455	136,194	118,710	119,110	114,361
Total gross loans held for investment	2,497,132	2,480,584	2,138,058	2,056,406	1,878,594
Allowance for loan losses	15,997	15,839	14,985	14,264	13,407
Total intangibles	173,590	174,225	117,849	119,688	103,270
Total assets	3,214,367	3,113,766	2,737,676	2,549,134	2,418,052
Total deposits	2,643,713	2,551,517	2,285,831	2,097,373	2,004,528
FHLB and other borrowings	7,000	7,000	7,000	7,941	7,000
Subordinated debt	24,580	24,567	24,553	24,540	24,527
Total liabilities	2,697,563	2,608,040	2,337,718	2,150,541	2,054,792
Minority interest	7,551	7,391	7,348	7,504	7,366
Common stock	172	172	148	148	141
Total shareholders' equity	516,804	505,726	399,958	398,593	363,260
Tangible common equity	$342,597	$331,044	$281,695	$278,335	$259,558
End of period common shares outstanding	17,246,659	17,229,043	14,788,436	14,777,230	14,070,528

	As of and For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Asset Quality Analysis	2018	2018	2017	2017	2017
Nonacquired
Nonaccrual loans	$294	$367	$82	$70	$50
Other real estate and repossessed assets	340	-	-	150	-
Loans past due 90 days or more and still accruing	408	723	677	1,690	1,172
Total nonacquired nonperforming assets	$1,042	$1,090	$759	$1,910	$1,222

Acquired
Nonaccrual loans	$2,461	$2,412	$2,640	$2,625	$2,827
Other real estate and repossessed assets	999	999	1,094	1,021	-
Loans past due 90 days or more and still accruing	-	-	-	-	-
Total acquired nonperforming assets	$3,460	$3,411	$3,734	$3,646	$2,827

Selected asset quality ratios
Nonperforming assets / Assets	0.14%	0.14%	0.16%	0.22%	0.17%
Nonperforming assets / (Loans + OREO + repossessed assets)	0.18	0.18	0.21	0.27	0.22
Net charge-offs (recoveries) to average loans (annualized)	0.11	0.08	0.14	0.05	0.07
Allowance for loan losses to total loans	0.64	0.64	0.70	0.69	0.71
Nonacquired nonperforming assets / (Nonacquired loans + nonacquired OREO + nonacquired repossessed assets) (5)	0.06	0.07	0.05	0.14	0.10
Allowance for loan losses / (Nonacquired nonaccrual loans + nonacquired loans past due 90 days or more and still accruing)	2,278.77	1,453.12	1,974.31	810.45	1,097.14

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
Additional Information - Allowance for Loan Losses	2018	2018	2017	2017	2017
Allowance for loan losses excluding CBI loans (factoring receivables)	15,397	15,239	14,385	13,764	12,907
Nonacquired loans held for investment (5)	1,614,376	1,531,475	1,455,376	1,349,254	1,252,970
Allowance for loan losses allocated to CBI loans (factoring receivables)	600	600	600	500	500
CBI loans (factoring receivables)	141,455	136,194	118,710	119,110	114,361

NATIONAL COMMERCE CORPORATION
Unaudited Financial Highlights
(In thousands, except share and per share amounts and percentages or as otherwise noted)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Taxable Equivalent Yields/Rates	2018	2018	2017	2017	2017
Interest income:
Loans	5.74%	5.66%	5.45%	5.45%	5.38%
Mortgage loans held-for-sale	3.71	4.85	2.96	3.56	3.72
Interest on securities:
Taxable	3.14	3.11	3.09	3.03	2.98
Non-taxable	4.23	4.06	4.81	4.86	4.91
Cash balances in other banks	1.80	1.55	1.37	1.32	1.09
Funds sold	-	1.38	-	-	-
Total interest-earning assets	5.38	5.29	5.10	5.04	4.79

Interest expense:
Interest on deposits	0.84	0.67	0.62	0.59	0.57
Interest on FHLB and other borrowings	3.99	4.00	3.82	3.95	4.01
Interest on subordinated debt	6.30	6.41	6.27	6.27	6.36
Total interest-bearing liabilities	0.93	0.76	0.73	0.70	0.68
Net interest spread	4.45	4.53	4.37	4.34	4.11
Net interest margin	4.77%	4.80%	4.63%	4.58%	4.34%

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Shareholders' Equity and Capital Ratios
Tier 1 leverage ratio	11.24%	10.98%	10.89%	11.42%	10.69%
Tier 1 common capital ratio	13.44	13.03	12.54	12.78	13.17
Tier 1 risk-based capital ratio	13.44	13.03	12.54	12.78	13.17
Total risk-based capital ratio	15.06	14.66	14.37	14.64	15.18
Equity / Assets	16.08	16.24	14.61	15.64	15.02
Tangible common equity to tangible assets	11.27%	11.26%	10.75%	11.46%	11.21%
Book value per share	$29.97	$29.35	$27.05	$26.97	$25.82
Tangible book value per share	$19.86	$19.21	$19.05	$18.84	$18.45

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Detail of Noninterest Income
Service charges and fees on deposit accounts	$1,029	$1,012	$733	$671	$640
Mortgage origination and fee income	2,262	1,895	2,450	2,780	3,154
Merchant sponsorship revenue	675	720	592	622	602
Income from bank-owned life insurance	276	286	210	210	219
Wealth management fees	15	15	11	12	14
(Loss) gain on sale of other real estate	(32)	171	(66)	6	105
Gain (loss) on sale of investments	2	191	(119)	-	28
Other noninterest income	448	418	814	245	338
Total noninterest income	$4,675	$4,708	$4,625	$4,546	$5,100

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Detail of Noninterest Expense
Salaries and employee benefits	$12,498	$12,460	$10,016	$9,804	$9,663
Commission-based compensation	1,825	1,501	1,700	1,748	1,684
Occupancy and equipment, net	2,025	1,994	1,649	1,608	1,479
Data processing expenses	1,369	3,356	1,437	976	1,007
Advertising and marketing expenses	361	268	349	309	327
Legal fees	496	160	219	204	193
FDIC insurance assessments	226	281	145	351	408
Property and casualty insurance premiums	251	224	253	229	209
Accounting and audit expenses	332	335	209	288	294
Consulting and other professional expenses	568	538	888	510	517
Telecommunications expenses	227	229	217	203	169
ORE, Repo asset and other collection expenses	71	69	75	26	49
Core deposit intangible amortization	738	739	393	366	348
Other noninterest expense	1,632	1,821	1,460	1,365	1,390
Total noninterest expense	$22,619	$23,975	$19,010	$17,987	$17,737

NATIONAL COMMERCE CORPORATION
Unaudited Financial Highlights
(In thousands, except share and per share amounts and percentages or as otherwise noted)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
Non-GAAP Reconciliation	2018	2018	2017	2017	2017
Total shareholders' equity	$516,804	$505,726	$399,958	$398,593	$363,260
Less: intangible assets	173,590	174,225	117,849	119,688	103,270
Less: minority interest not included in intangible assets	617	457	414	570	432
Tangible common equity	$342,597	$331,044	$281,695	$278,335	$259,558
Common shares outstanding at year or period end	17,246,659	17,229,043	14,788,436	14,777,230	14,070,528
Tangible book value per share	$19.86	$19.21	$19.05	$18.84	$18.45
Total assets at end of period	$3,214,367	$3,113,766	$2,737,676	$2,549,134	$2,418,052
Less: intangible assets	173,590	174,225	117,849	119,688	103,270
Adjusted total assets at end of period	$3,040,777	$2,939,541	$2,619,827	$2,429,446	$2,314,782
Tangible common equity to tangible assets	11.27%	11.26%	10.75%	11.46%	11.21%

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Non-GAAP Reconciliation
Total average shareholders' equity	$510,958	$500,901	$402,317	$376,129	$328,886
Less: average intangible assets	173,953	173,766	119,415	108,553	103,403
Less: average minority interest not included in intangible assets	366	326	357	356	318
Average tangible common equity	$336,639	$326,809	$282,545	$267,220	$225,165
Net income to common shareholders	10,684	9,083	1,003	6,697	6,449
Return on average tangible common equity (ROATCE)	12.73%	11.27%	1.41%	9.94%	11.49%
Efficiency ratio:
Net interest income	$33,403	$32,900	$27,400	$25,641	$23,953
Total noninterest income	4,675	4,708	4,625	4,546	5,100
Less: Gain (loss) on sale of securities	2	191	(119)	-	28
Operating revenue	$38,076	$37,417	$32,144	$30,187	$29,025
Expenses:
Total noninterest expenses	$22,619	$23,975	$19,010	$17,987	$17,737
Efficiency ratio	59.40%	64.08%	59.14%	59.59%	61.11%
Operating efficiency ratio:
Net interest income	$33,403	$32,900	$27,400	$25,641	$23,953
Total noninterest income	4,675	4,708	4,625	4,546	5,100
Less: Gain (loss) on sale of securities	2	191	(119)	-	28
Operating revenue	$38,076	$37,417	$32,144	$30,187	$29,025
Expenses:
Total noninterest expenses	$22,619	$23,975	$19,010	$17,987	$17,737
Less: merger/conversion-related expenses	542	2,396	1,172	417	344
Adjusted noninterest expenses	$22,077	$21,579	$17,838	$17,570	$17,393
Operating efficiency ratio	57.98%	57.67%	55.49%	58.20%	59.92%

(1) Excludes securities gains
(2) After-tax impact of merger conversion-related expenses of $445, $1,826, $815, $340 and $248, respectively, for the periods presented
(3) Excludes merger/conversion-related expenses
(4) Net income to common shareholders / average assets
(5) Excludes CBI loans (factoring receivables)

NATIONAL COMMERCE CORPORATION
Unaudited Consolidated Balance Sheets
(In thousands, except share and per share data)

	June 30, 2018	December 31, 2017
Assets

Cash and due from banks	$51,360	$36,246
Interest-bearing deposits with banks	166,413	199,042
Cash and cash equivalents	217,773	235,288
Investment securities held-to-maturity (fair value of $24,690 and $25,932 at June 30, 2018 and December 31, 2017, respectively)	24,948	25,562
Investment securities available-for-sale	136,594	85,834
Other investments	13,154	11,350
Mortgage loans held-for-sale	24,455	29,191
Loans, net of unearned income	2,497,132	2,138,058
Less: allowance for loan losses	15,997	14,985
Loans, net	2,481,135	2,123,073
Premises and equipment, net	67,841	52,455
Accrued interest receivable	7,537	6,157
Bank-owned life insurance	42,420	31,584
Other real estate	1,339	1,094
Deferred tax assets, net	14,958	12,041
Goodwill	164,360	113,394
Core deposit intangible, net	9,230	4,455
Other assets	8,623	6,198
Total assets	$3,214,367	$2,737,676

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing demand	$802,273	$697,144
Interest-bearing demand	518,370	362,266
Savings and money market	982,026	951,846
Time	341,044	274,575
Total deposits	2,643,713	2,285,831
Federal Home Loan Bank advances and other borrowings	7,000	7,000
Subordinated debt	24,580	24,553
Accrued interest payable	900	900
Other liabilities	21,370	19,434
Total liabilities	2,697,563	2,337,718

Shareholders’ equity:
Preferred stock, 250,000 shares authorized, no shares issued or outstanding	-	-
Common stock, $0.01 par value, 30,000,000 shares authorized, 17,246,659 and 14,788,436 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	172	148
Additional paid-in capital	447,061	347,999
Retained earnings	63,756	43,989
Accumulated other comprehensive income	(1,736)	474
Total shareholders' equity attributable to National Commerce Corporation	509,253	392,610
Noncontrolling interest	7,551	7,348
Total shareholders' equity	516,804	399,958
Total liabilities and shareholders' equity	$3,214,367	$2,737,676

NATIONAL COMMERCE CORPORATION
Unaudited Consolidated Statements of Earnings
(In thousands, except share and per share data)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Interest and dividend income:
Interest and fees on loans	$35,713	$24,987	$70,136	$48,580
Interest and dividends on taxable investment securities	1,212	606	2,382	1,177
Interest on non-taxable investment securities	192	197	380	397
Interest on interest-bearing deposits and federal funds sold	596	676	1,135	1,211
Total interest income	37,713	26,466	74,033	51,365
Interest expense:
Interest on deposits	3,852	2,054	6,813	4,064
Interest on borrowings	72	70	143	141
Interest on subordinated debt	386	389	774	777
Total interest expense	4,310	2,513	7,730	4,982
Net interest income	33,403	23,953	66,303	46,383
Provision for loan losses	856	1,155	2,174	1,311
Net interest income after provision for loan losses	32,547	22,798	64,129	45,072
Other income:
Service charges and fees on deposit accounts	1,029	640	2,041	1,307
Mortgage origination and fee income	2,262	3,154	4,157	6,299
Merchant sponsorship revenue	675	602	1,395	1,346
Income from bank-owned life insurance	276	219	562	435
Wealth management fees	15	14	30	24
Gain (loss) on other real estate	(32)	105	139	104
Gain on sale of investment securities available-for-sale	2	28	193	28
Other	448	338	866	997
Total other income	4,675	5,100	9,383	10,540
Other expense:
Salaries and employee benefits	12,498	9,663	24,958	19,736
Commission-based compensation	1,825	1,684	3,326	3,407
Occupancy and equipment, net	2,025	1,479	4,019	2,952
Core deposit intangible amortization	738	348	1,477	696
Other operating expense	5,533	4,563	12,814	9,407
Total other expense	22,619	17,737	46,594	36,198
Earnings before income taxes	14,603	10,161	26,918	19,414
Income tax expense	3,303	3,281	6,079	6,122
Net earnings	11,300	6,880	20,839	13,292
Less: Net earnings attributable to noncontrolling interest	616	431	1,072	924
Net earnings attributable to National Commerce Corporation	$10,684	$6,449	$19,767	$12,368

Weighted average common and diluted shares outstanding
Basic	17,236,525	13,190,582	17,223,112	13,046,611
Diluted	17,642,926	13,551,745	17,633,029	13,422,704

Basic earnings per common share	$0.62	$0.49	$1.15	$0.95
Diluted earnings per common share	$0.61	$0.48	$1.12	$0.92

NATIONAL COMMERCE CORPORATION
Average Balance Sheets and Net Interest Analysis

	For the Three Months Ended
(Dollars in thousands)	June 30, 2018			March 31, 2018			December 31, 2017			September 30, 2017			June 30, 2017
Interest-earning assets	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Loans	$2,480,578	$35,501	5.74%	$2,451,352	$34,220	5.66%	$2,091,443	$28,704	5.45%	$1,937,115	$26,634	5.45%	$1,849,258	$24,823	5.38%
Mortgage loans held-for-sale	23,247	215	3.71	17,402	208	4.85	18,237	136	2.96	16,811	151	3.56	18,321	170	3.72
Securities:
Taxable securities	155,062	1,212	3.14	152,748	1,170	3.11	97,175	756	3.09	90,969	694	3.03	81,645	606	2.98
Tax-exempt securities	24,393	257	4.23	25,169	252	4.06	25,005	303	4.81	25,286	310	4.86	25,573	313	4.91
Cash balances in other banks	132,868	596	1.80	138,358	529	1.55	128,606	443	1.37	159,973	533	1.32	249,361	676	1.09
Funds sold	-	-	0.00	2,946	10	1.38	-	-	0.00	-	-	0.00	-	-	0.00
Total interest-earning assets	2,816,148	$37,781	5.38	2,787,975	$36,389	5.29	2,360,466	$30,342	5.10	2,230,154	$28,322	5.04	2,224,158	$26,588	4.79
Noninterest-earning assets	333,297			328,605			255,239			228,231			218,088
Total assets	$3,149,445			$3,116,580			$2,615,705			$2,458,385			$2,442,246

Interest-bearing liabilities
Interest-bearing transaction accounts	$517,769	$632	0.49%	$423,537	$322	0.31%	$331,876	$277	0.33%	$314,925	$207	0.26%	$341,238	$243	0.29%
Savings and money market deposits	975,986	2,182	0.90	1,038,751	1,816	0.71	884,660	1,381	0.62	827,526	1,233	0.59	821,130	1,138	0.56
Time deposits	342,890	1,038	1.21	327,011	823	1.02	285,669	707	0.98	273,630	661	0.96	290,097	673	0.93
Federal Home Loan Bank and other borrowed money	7,243	72	3.99	7,200	71	4.00	7,381	71	3.82	7,228	72	3.95	7,000	70	4.01
Subordinated debt	24,574	386	6.30	24,560	388	6.41	24,547	388	6.27	24,533	388	6.27	24,520	389	6.36
Total interest-bearing liabilities	1,868,462	$4,310	0.93	1,821,059	$3,420	0.76	1,534,133	$2,824	0.73	1,447,842	$2,561	0.70	1,483,985	$2,513	0.68
Noninterest-bearing deposits	746,940			772,358			657,786			615,130			612,910
Total funding sources	2,615,402			2,593,417			2,191,919			2,062,972			2,096,895
Noninterest-bearing liabilities	23,085			22,262			21,469			19,284			16,465
Shareholders' equity	510,958			500,901			402,317			376,129			328,886
	$3,149,445			$3,116,580			$2,615,705			$2,458,385			$2,442,246
Net interest rate spread			4.45%			4.53%			4.37%			4.34%			4.11%
Net interest income/margin (taxable equivalent)		33,471	4.77%		32,969	4.80%		27,518	4.63%		25,761	4.58%		24,075	4.34%
Tax equivalent adjustment		68			69			118			120			122
Net interest income/margin		$33,403	4.76%		$32,900	4.79%		$27,400	4.61%		$25,641	4.56%		$23,953	4.32%

NATIONAL COMMERCE CORPORATION
Average Balance Sheets and Net Interest Analysis

	For the Six Months Ended
(Dollars in thousands, except yields and rates)	June 30, 2018			June 30, 2017
Interest-earning assets	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Loans	$2,466,046	$69,720	5.70%	$1,821,404	$48,201	5.34%
Mortgage loans held for sale	20,341	423	4.19	20,055	392	3.94
Securities:
Taxable securities	153,912	2,382	3.12	84,836	1,177	2.80
Tax-exempt securities	24,778	508	4.13	25,698	630	4.94
Cash balances in other banks	135,598	1,125	1.67	253,991	1,211	0.96
Funds sold	1,465	10	1.38	-	-	0.00
Total interest-earning assets	2,802,140	$74,168	5.34	2,205,984	$51,611	4.72
Non-interest earning assets	330,963			219,041
Total assets	$3,133,103			$2,425,025

Interest-bearing liabilities
Interest-bearing transactions accounts	$470,913	$954	0.41%	$336,824	$460	0.28%
Savings and money market deposits	1,007,195	3,998	0.80	812,879	2,234	0.55
Time deposits	334,994	1,861	1.12	298,205	1,370	0.93
Federal Home Loan Bank and other borrowed money	7,222	143	3.99	8,002	141	3.55
Subordinated debt	24,567	774	6.35	24,514	777	6.39
Total interest-bearing liabilities	1,844,891	$7,730	0.84	1,480,424	$4,982	0.68
Non-interest bearing deposits	759,579			606,937
Total funding sources	2,604,470			2,087,361
Non-interest bearing liabilities	22,676			16,692
Shareholders' equity	505,957			320,972
	$3,133,103			$2,425,025
Net interest rate spread			4.50%			4.04%
Net interest income/margin (taxable equivalent)		66,438	4.78%		46,629	4.26%
Tax equivalent adjustment		135			246
Net interest income/margin		$66,303	4.77%		$46,383	4.24%